American Century ETF Trust
Statement of Additional Information (SAI) Supplement
American Century® California Municipal Bond ETF
American Century® Diversified Corporate Bond ETF
American Century® Diversified Municipal Bond ETF
American Century® Multisector Floating Income ETF
American Century® Multisector Income ETF
American Century® Quality Diversified International ETF
American Century® Select High Yield ETF
American Century® Short Duration Strategic Income ETF
American Century® Small Cap Growth Insights ETF
American Century® Small Cap Value Insights ETF
American Century® U.S. Quality Growth ETF
American Century® U.S. Quality Value ETF
SAI dated January 1, 2026
American Century® Focused Dynamic Growth ETF
American Century® Focused Large Cap Value ETF
American Century® Large Cap Equity ETF
American Century® Large Cap Growth ETF
American Century® Mid Cap Growth Impact ETF
SAI dated January 1, 2026

Supplement dated March 21, 2026

The following replaces the first two paragraphs of the Costs Associated with Creation Transactions section of the SAI:
A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). If the costs of executing the transaction exceed the maximum additional charge, such charges will be paid by the fund. Authorized Participants will also bear the costs of transferring the Deposit Securities to a fund. Investors who use the services of a broker or other financial intermediary to acquire fund shares may be charged a fee for such services.
The following table sets forth each fund’s standard creation transaction fees and maximum additional charge (as described above). Transaction fees may be waived in certain circumstances deemed appropriate by the trust. Circumstances in which a fund may waive transaction fees include, but are not limited to, portfolio rebalance transactions and transactions initiated for portfolio cash management purposes.

The following replaces the first two paragraphs of the Costs Associated with Redemption Transactions in the Redemption of Creation Units section of the SAI:
A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the funds. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable

Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). If the costs of executing the transaction exceed the maximum additional charge, such charges will be paid by the fund. Authorized Participants will also bear the costs of transferring the Fund Securities from a fund to their account on their order. Investors who use the services of a broker or other financial intermediary to dispose of fund shares may be charged a fee for such services.
The following table sets forth each fund’s standard redemption transaction fees and maximum additional charge (as described above). Transaction fees may be waived in certain circumstances deemed appropriate by the trust. Circumstances in which a fund may waive transaction fees include, but are not limited to, portfolio rebalance transactions and transactions initiated for portfolio cash management purposes.

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